SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 26, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of August 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-115371-01                52-2029487
--------------------------------------------------------------------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the November 26, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POPULAR ABS, INC.



                                By:   /James H. Jenkins/
                                      --------------------------------------
                                      James H. Jenkins,
                                      Executive Vice President and CFO

Dated: November 26, 2004


                                       3

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                                                                                                                         Page 1 of 7
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                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4
                                              STATEMENT TO CERTIFICATEHOLDERS

                                                      NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL           BEGINNING                                                                                 ENDING
              FACE             PRINCIPAL                                                       REALIZED   DEFERRED      PRINCIPAL
 CLASS       VALUE              BALANCE         PRINCIPAL        INTEREST         TOTAL         LOSSES    INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  AF1     200,000,000.00     195,759,219.70    4,646,209.99     379,721.53     5,025,931.52      0.00       0.00      191,113,009.71
  AF2      70,500,000.00      69,459,511.21    1,264,723.78     132,263.89     1,396,987.67      0.00       0.00       68,194,787.43
  AF3      17,900,000.00      17,900,000.00            0.00      57,510.89        57,510.89      0.00       0.00       17,900,000.00
  AF4      61,300,000.00      61,300,000.00            0.00     236,349.73       236,349.73      0.00       0.00       61,300,000.00
  AF5      36,700,000.00      36,700,000.00            0.00     166,962.42       166,962.42      0.00       0.00       36,700,000.00
  AF6      25,000,000.00      25,000,000.00            0.00      96,799.41        96,799.41      0.00       0.00       25,000,000.00
  AV1     186,400,000.00     183,783,227.84    3,310,633.81     371,191.91     3,681,825.72      0.00       0.00      180,472,594.03
   M1      43,000,000.00      43,000,000.00            0.00     185,627.39       185,627.39      0.00       0.00       43,000,000.00
   M2      34,000,000.00      34,000,000.00            0.00     159,381.77       159,381.77      0.00       0.00       34,000,000.00
   M3       8,700,000.00       8,700,000.00            0.00      41,319.41        41,319.41      0.00       0.00        8,700,000.00
   M4       7,200,000.00       7,200,000.00            0.00      34,195.37        34,195.37      0.00       0.00        7,200,000.00
   B1       7,200,000.00       7,200,000.00            0.00      23,884.77        23,884.77      0.00       0.00        7,200,000.00
   B2       6,900,000.00       6,900,000.00            0.00      28,102.20        28,102.20      0.00       0.00        6,900,000.00
   B3       7,200,000.00       7,200,000.00            0.00      34,763.30        34,763.30      0.00       0.00        7,200,000.00
   B4       7,200,000.00       7,200,000.00            0.00      34,763.30        34,763.30      0.00       0.00        7,200,000.00
   R                0.00               0.00            0.00           0.00             0.00      0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS   719,200,000.00     711,301,958.75    9,221,567.58   1,982,837.29    11,204,404.87      0.00       0.00      702,080,391.17
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   X      723,239,666.22   717,269,359.24            0.00          11.63            11.63      0.00       0.00        709,735,511.92
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-------------------------------------------------------------------------------------------------------------  ---------------------
                             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------------------  ---------------------
                                                                                                                            CURRENT
                             BEGINNING                                                            ENDING                   PASS-THRU
 CLASS      CUSIP            PRINCIPAL         PRINCIPAL       INTEREST          TOTAL          PRINCIPAL        CLASS       RATE
-------------------------------------------------------------------------------------------------------------  ---------------------
  AF1     73316PAA8         978.79609850      23.23104995     1.89860765      25.12965760       955.56504855      AF1      2.182500%
  AF2     73316PAB6         985.24129376      17.93934440     1.87608355      19.81542794       967.30194936      AF2      2.142500%
  AF3     73316PAC4       1,000.00000000       0.00000000     3.21289888       3.21289888     1,000.00000000      AF3      3.856000%
  AF4     73316PAD2       1,000.00000000       0.00000000     3.85562365       3.85562365     1,000.00000000      AF4      4.628000%
  AF5     73316PAE0       1,000.00000000       0.00000000     4.54938474       4.54938474     1,000.00000000      AF5      5.460000%
  AF6     73316PAF7       1,000.00000000       0.00000000     3.87197640       3.87197640     1,000.00000000      AF6      4.647000%
  AV1     73316PAG5         985.96152275      17.76091100     1.99137291      19.75228391       968.20061175      AV1      2.272500%
   M1     73316PAH3       1,000.00000000       0.00000000     4.31691605       4.31691605     1,000.00000000      M1       5.181000%
   M2     73316PAJ9       1,000.00000000       0.00000000     4.68769912       4.68769912     1,000.00000000      M2       5.626000%
   M3     73316PAK6       1,000.00000000       0.00000000     4.74935747       4.74935747     1,000.00000000      M3       5.700000%
   M4     73316PAL4       1,000.00000000       0.00000000     4.74935694       4.74935694     1,000.00000000      M4       5.700000%
   B1     73316PAM2       1,000.00000000       0.00000000     3.31732917       3.31732917     1,000.00000000      B1       3.732500%
   B2     73316PAN0       1,000.00000000       0.00000000     4.07278261       4.07278261     1,000.00000000      B2       4.582500%
   B3     73316PAP5       1,000.00000000       0.00000000     4.82823611       4.82823611     1,000.00000000      B3       5.432500%
   B4     73316PAQ3       1,000.00000000       0.00000000     4.82823611       4.82823611     1,000.00000000      B4       5.432500%
-------------------------------------------------------------------------------------------------------------  ---------------------
 TOTALS                     989.01829637      12.82197939     2.75700402      15.57898341       976.19631698
-------------------------------------------------------------------------------------------------------------  ---------------------

-------------------------------------------------------------------------------------------------------------  ---------------------
   X      N/A               991.74505042       0.00000000     0.00001608       0.00001608       981.32824438       X       0.000019%
-------------------------------------------------------------------------------------------------------------  ---------------------

           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                             RYAN VAUGHN
                                      JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                      4 NEW YORK PLAZA FLR 6,
                                                      New York, New York 10004
                                             Tel: (212) 623-4484 / Fax: (212) 623-5930
                                                 Email: Ryan.M.Vaughn@JPMorgan.com

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 2 of 7
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                           NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                                                                      572,644.61
                         Group I Curtailments                                                                              36,012.89
                         Group I Prepayments                                                                            4,220,464.25
                         Group I Repurchases                                                                                    0.00
                         Group I Liquidation Proceeds                                                                           0.00

                         Group II Scheduled Principal                                                                     164,400.48
                         Group II Curtailments                                                                             -3,037.16
                         Group II Prepayments                                                                           2,543,362.25
                         Group II Repurchases                                                                                   0.00
                         Group II Liquidation Proceeds                                                                          0.00

                         Extra Principal Distribution Amount                                                            1,687,720.26

Sec. 4.03 (a)(ii)   Interest Distribution Amounts

                         Interest Distribution - AF-1                                                                     379,721.53
                         Unpaid Interest - AF-1                                                                                 0.00
                         Remaining Unpaid Interest - AF-1                                                                       0.00

                         Interest Distribution - AF-2                                                                     132,263.89
                         Unpaid Interest - AF-2                                                                                 0.00
                         Remaining Unpaid Interest - AF-2                                                                       0.00

                         Interest Distribution - AF-3                                                                      57,510.89
                         Unpaid Interest - AF-3                                                                                 0.00
                         Remaining Unpaid Interest - AF-3                                                                       0.00

                         Interest Distribution - AF-4                                                                     236,349.73
                         Unpaid Interest - AF-4                                                                                 0.00
                         Remaining Unpaid Interest - AF-4                                                                       0.00

                         Interest Distribution - AF-5                                                                     166,962.42
                         Unpaid Interest - AF-5                                                                                 0.00
                         Remaining Unpaid Interest - AF-5                                                                       0.00

                         Interest Distribution - AF-6                                                                      96,799.41
                         Unpaid Interest - AF-6                                                                                 0.00
                         Remaining Unpaid Interest - AF-6                                                                       0.00

                         Interest Distribution - AV-1                                                                     371,191.91
                         Unpaid Interest - AV-1                                                                                 0.00
                         Remaining Unpaid Interest - AV-1                                                                       0.00

                         Interest Distribution - M-1                                                                      185,627.39
                         Unpaid Interest - M-1                                                                                  0.00
                         Remaining Unpaid Interest - M-1                                                                        0.00
[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 3 of 7
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                                       EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                             NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------
                         Interest Distribution - M-2                                                                      159,381.77
                         Unpaid Interest - M-2                                                                                  0.00
                         Remaining Unpaid Interest - M-2                                                                        0.00

                         Interest Distribution - M-3                                                                       41,319.41
                         Unpaid Interest - M-3                                                                                  0.00
                         Remaining Unpaid Interest - M-3                                                                        0.00

                         Interest Distribution - M-4                                                                       34,195.37
                         Unpaid Interest - M-4                                                                                  0.00
                         Remaining Unpaid Interest - M-4                                                                        0.00

                         Interest Distribution - B-1                                                                       23,884.77
                         Unpaid Interest - B-1                                                                                  0.00
                         Remaining Unpaid Interest - B-1                                                                        0.00

                         Interest Distribution - B-2                                                                       28,102.20
                         Unpaid Interest - B-2                                                                                  0.00
                         Remaining Unpaid Interest - B-2                                                                        0.00

                         Interest Distribution - B-3                                                                       34,763.30
                         Unpaid Interest - B-3                                                                                  0.00
                         Remaining Unpaid Interest - B-3                                                                        0.00

                         Interest Distribution - B-4                                                                       34,763.30
                         Unpaid Interest - B-4                                                                                  0.00
                         Remaining Unpaid Interest - B-4                                                                        0.00

                    Interest Reductions
                         Net Prepayment Interest Shortfalls                                                                     0.00
                         Relief Act Reductions                                                                                300.19

                         Class AF-1 Interest Reduction                                                                         51.36
                         Class AF-2 Interest Reduction                                                                         17.89
                         Class AF-3 Interest Reduction                                                                          7.78
                         Class AF-5 Interest Reduction                                                                         22.58
                         Class AF-4 Interest Reduction                                                                         63.94
                         Class AF-6 Interest Reduction                                                                         13.09
                         Class AV-1 Interest Reduction                                                                         50.21
                         Class M-1 Interest Reduction                                                                          25.11
                         Class M-2 Interest Reduction                                                                          21.56
                         Class M-3 Interest Reduction                                                                           5.59
                         Class M-4 Interest Reduction                                                                           4.63
                         Class B-1 Interest Reduction                                                                           3.23
                         Class B-2 Interest Reduction                                                                           3.80
                         Class B-3 Interest Reduction                                                                           4.70
                         Class B-4 Interest Reduction                                                                           4.70

Sec. 4.03(a)(iii) Available Funds Shortfall

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                         Page 4 of 7
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                                        EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                            NOVEMBER 26, 2004
------------------------------------------------------------------------------------------------------------------------------------

                         Class AF-1 Available Funds Shortfall                                                                   0.00
                         Class AF-2 Available Funds Shortfall                                                                   0.00
                         Class AF-3 Available Funds Shortfall                                                                   0.00
                         Class AF-4 Available Funds Shortfall                                                                   0.00
                         Class AF-5 Available Funds Shortfall                                                                   0.00
                         Class AF-6 Available Funds Shortfall                                                                   0.00
                         Class AV-1 Available Funds Shortfall                                                                   0.00
                         Class M-1 Available Funds Shortfall                                                                    0.00
                         Class M-2 Available Funds Shortfall                                                                    0.00
                         Class M-3 Available Funds Shortfall                                                                    0.00
                         Class M-4 Available Funds Shortfall                                                                    0.00
                         Class B-1 Available Funds Shortfall                                                                    0.00
                         Class B-2 Available Funds Shortfall                                                                    0.00
                         Class B-3 Available Funds Shortfall                                                                    0.00
                         Class B-4 Available Funds Shortfall                                                                    0.00

Sec. 4.03(a)(v)     Pool Principal Balances

                         Group I Beginning Pool Balance                                                               532,744,697.70
                         Group I Ending Pool Balance                                                                  527,915,575.95
                         Group II Beginning Pool Balance                                                              184,524,661.54
                         Group II Ending Pool Balance                                                                 181,819,935.97
                         Total Beginning Pool Balance                                                                 717,269,359.24
                         Total Ending Pool Balance                                                                    709,735,511.92

Sec. 4.03(a)(vi)    Servicing Fee

                         Group I Servicing Fee                                                                            221,976.96
                         Group II Servicing Fee                                                                            76,885.28

Sec. 4.03(a)(viii)  Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                                          0.00
                         Group I Recouped Advances Included in Current Distribution                                             0.00
                         Group I Recouped Advances From Liquidations                                                            0.00
                         Group I Aggregate Amount of Advances Outstanding                                                       0.00
                         Group II Delinquency Advances Included in Current Distribution                                         0.00
                         Group II Recouped Advances Included in Current Distribution                                            0.00
                         Group II Recouped Advances From Liquidations                                                           0.00
                         Group II Aggregate Amount of Advances Outstanding                                                      0.00

Section 4.03(a)(ix) A Group I and Group II Loans Delinquent

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                     Page 5 of 7
-------------------------------------------------------------------------------
           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                               NOVEMBER 26, 2004
-------------------------------------------------------------------------------

                                     Group 1
-------------------------------------------------------------------------------
         Period            Number         Principal Balance        Percentage
        0-30 days             173             24,782,271.71            4.69 %
        31-60 days              8              1,115,040.05            0.21 %
        61-90 days              4                619,865.18            0.12 %
         91+days                0                      0.00            0.00 %
          Total               185             26,517,176.94            5.02 %
-------------------------------------------------------------------------------

                                     Group 2
-------------------------------------------------------------------------------
          Period           Number         Principal Balance        Percentage
         0-30 days             77             11,808,205.53            6.49 %
        31-60 days              3                343,451.79            0.19 %
        61-90 days              2                340,937.50            0.19 %
          91+days               0                      0.00            0.00 %
           Total               82             12,492,594.82            6.87 %

-------------------------------------------------------------------------------

Sec. 4.03 (a)(ix)   B Group I and Group II Loans in Foreclosure

                                     Group 1
-------------------------------------------------------------------------------
              Number              Principal Balance             Percentage
                   1                     100,000.00                 0.02 %
-------------------------------------------------------------------------------

                                     Group 2
-------------------------------------------------------------------------------
              Number              Principal Balance             Percentage
                   0                           0.00                 0.00 %
-------------------------------------------------------------------------------

Sec. 4.03(a)(x),(xi) Group I and Group II Loans in REO

                                     Group 1
-------------------------------------------------------------------------------
              Number              Principal Balance             Percentage
                   0                           0.00                 0.00 %
-------------------------------------------------------------------------------

                                     Group 2
-------------------------------------------------------------------------------

              Number              Principal Balance             Percentage
                   0                           0.00                 0.00 %
-------------------------------------------------------------------------------

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
                                  Market Value of Group I REO Loans                                                             0.00
                                  Market Value of Group II REO Loans                                                            0.00

Sec. 4.03(a)(xii)     Aggregate Stated Principal Balance of the Three Largest Loans

                                  Group I Three Largest Loans                                                           1,705,121.07
                                  Group II Three Largest Loans                                                          2,018,166.70

Sec. 4.03(a)(xiii)    Net WAC Cap Carryover

                                  Class AF-1 Net WAC Cap Carryover Amounts Due                                                  0.00
                                  Class AF-1 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                  Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                        0.00

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                   EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                            NOVEMBER 26, 2004
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

                                  Class AF-2 Net WAC Cap Carryover Amounts Due                                                  0.00
                                  Class AF-2 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                  Class AF-2 Net WAC Cap Carryover Remaining Amounts Due                                        0.00
                                  Class AV-1 Net WAC Cap Carryover Amounts Due                                                  0.00
                                  Class AV-1 Net WAC Cap Carryover Amounts Paid                                                 0.00
                                  Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                                        0.00
                                  Class B-1 Net WAC Cap Carryover Amounts Due                                                   0.00
                                  Class B-1 Net WAC Cap Carryover Amounts Paid                                                  0.00
                                  Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                         0.00
                                  Class B-2 Net WAC Cap Carryover Amounts Due                                                   0.00
                                  Class B-2 Net WAC Cap Carryover Amounts Paid                                                  0.00
                                  Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                         0.00
                                  Class B-3 Net WAC Cap Carryover Amounts Due                                                   0.00
                                  Class B-3 Net WAC Cap Carryover Amounts Paid                                                  0.00
                                  Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                         0.00
                                  Class B-4 Net WAC Cap Carryover Amounts Due                                                   0.00
                                  Class B-4 Net WAC Cap Carryover Amounts Paid                                                  0.00
                                  Class B-4 Net WAC Cap Carryover Remaining Amounts Due                                         0.00

Sec. 4.03(a)(xiv)     Aggregate Principal Balance of Balloon Loans
                      with Original Terms <= 36 Months and 60+ Contractually Past Due

                                  Group I Aggregate Principal Balance of Balloon Loans                                          0.00
                                  Group II Aggregate Principal Balance of Balloon Loans                                         0.00

Sec. 4.03 (a)(xv),    Realized Losses
(xxii)

                                  Group I Current Period Realized Losses                                                        0.00
                                  Group I Cumulative Realized Losses                                                            0.00
                                  Group II Current Period Realized Losses                                                       0.00
                                  Group II Cumulative Realized Losses                                                           0.00

Sec. 4.03 (a)(xvi)    Reserve Fund

                                  Beginning Balance of Reserve Fund                                                             0.00
                                  Funds Withdrawn From Reserve Fund For Distribution                                            0.00
                                  Funds Deposited to Reserve Fund                                                               0.00
                                  Ending Balance of Reserve Fund                                                                0.00

Sec. 4.03 (a)(xvii)   Number of Loans Repurchased
                                  Group I Number of Loans Repurchased                                                           0.00
                                  Group II Number of Loans Repurchased                                                          0.00

Sec.  4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as
                      of first day of related Due Period)
                                  Group I Weighted Average Mortgage Rate                                                       6.62%
                                  Group II Weighted Average Mortgage Rate                                                      6.77%

Sec. 4.03 (a)(xix)    Weighted Average Remaining Term of Outstanding Loans

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                           NOVEMBER 26, 2004
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
                                  Group I Weighted Average Remaining Term                                                     344.00
                                  Group II Weighted Average Remaining Term                                                    357.00
Sec. 4.03 (a)(xxi),   Overcollateralization Amounts
(xxii), (xxiii)
                                  Overcollateralization Amount                                                          7,655,120.75
                                  Overcollateralization Target Amount                                                  22,782,039.08
                                  Overcollateralization Release Amount                                                          0.00
                                  Overcollateralization Deficiency Amount                                              15,126,918.33

Sec. 4.03 (a)(xxiv)   Trigger Events
                                  Has a Trigger Event Occurred and is continuing?                                                 NO
                                  Cumulative Realized Losses as a percentage of the Original Pool Balance                      0.00%
                                  Senior Enhancement Percentage                                                               17.95%
                                  Senior Specified Enhancement Percentage                                                     42.40%

Sec. 4.03 (a)(xxv)    60+ Day Delinquent Loans
                                  60+ Day Delinquent Loans as a percentage of the current Pool Balance                         0.15%

Sec. 4.03 (a)(xxvi)               Amount of Funds Collected by Trustee under Yield Maintenance Agreement                        0.00

Sec. 4.03 (a)(xxvii)              Pre-Funded Amount                                                                             0.00

[GRAPHIC OMITTED]
                                                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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